EXHIBIT 10.168

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN ST PORTFOLIO II, L.L.C., a Delaware limited liability company, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio II] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

This Assignment is effective as of the 30th day of November, 2007.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its	President

ASSIGNEE:	INLAND AMERICAN ST PORTFOLIO II, L.L.C., a Delaware limited liability company

By: Inland American Real Estate Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ Marcia L. Grant
Marcia L. Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	County	ST
10	GA00277	North X Northwest	1785 the Exchange	Atlanta	Cobb	GA
2	GA00342	Pershing Point Branch	1503 Peachtree Street, N.E.	Atlanta	Fulton	GA
1	GA00356	Executive Park Branch	One Executive Park Drive, Northeast	Atlanta	DeKalb	GA
1	GA00376	North Fulton Hospital Branch	11515 Alpharetta Highway	Roswell	Fulton	GA
10	GA00381	Georgetown Branch	4525 Chamblee Dunwoody Road	Dunwoody	DeKalb	GA
4	GA00424	Peachtree Corners Branch	6095 Peachtree Industrial Boulevard	Norcross	Gwinnett	GA
4	GA00503	Washington Road (Augusta) Office	2901 Washington Road	Augusta	Richmond	GA
1	GA00635	Cedartown Branch	725 North Main Street	Cedartown	Polk	GA
4	GA00644	Bowdon Branch	102 West College Street	Bowdon	Carroll	GA
2	GA00714	North Brunswick Office	4236 Norwich Street	Brunswick	Glynn	GA
4	GA00716	Demere Office	2203 Demere Road	St. Simons Island	Glynn	GA
4	GA00728	Jesup Office	175 South Macon Street	Jesup	Wayne	GA
2	MD00228	Parole	2350 Solomons Island Road	Annapolis	Anne Arundel	MD
10	MD00291	Ellicott City	9080 Baltimore National Pike	Ellicott City	Howard	MD
2	MD00307	Rosemont	1700 Rosemont Avenue	Frederick	Frederick	MD
4	MD00309	Waldorf	3070 Leonardtown Road	Waldorf	Charles	MD
4	NC00147	NCF: Belmont Main St	118 North Main St	Belmont	Gaston	NC
2	NC00152	NCF: Maple Avenue	2221 Maple Avenue	Burlington	Alamance	NC
10	NC00153	NCF: Cum Park	2178 N Church Street	Burlington	Alamance	NC
2	NC00159	NCF: Carrboro	102 Highway 54 West	Carrboro	Orange	NC
1	NC00207	NCF: Parkade	276 Concord Pkwy S	Concord	Cabarrus	NC
1	NC00217	NCF: Northgate	1516 N Gregson Street	Durham	Durham	NC
2	NC00272	NCF: Summit Avenue	1201 Summit Avenue	Greensboro	Guilford	NC
1	NC00302	NCF: Lexington	2 North State Street	Lexington	Davidson	NC
10	NC00305	NCF: Matthews - John St	345 W John St	Matthews	Mecklenburg	NC
4	NC00307	NCF: Mocksville-Valley Road	880 Yadkinville Rd	Mocksville	Davie	NC
1	NC00311	NCF: Jefferson St	114 West Jefferson Street	Monroe	Union	NC
2	NC00316	NCF: Oakboro	224 North Main Street	Oakboro	Stanly	NC
1	NC00322	NCF: West Street	192 West Street	Pittsboro	Chatham	NC
4	NC00352	NCF: Pinewinds	118 Small Pine Drive	Raleigh	Wake	NC
4	NC00396	NCF: Zebulon	208 N Arendell Avenue	Zebulon	Wake	NC
2	NC00398	NCF: Yadkin Plaza	912 S State St	Yadkinville	Yadkin	NC

10	SC00134	NCF: Perpetual Square	2125 Hwy 81 North	Anderson	Anderson	SC
2	SC00138	NCF: Belton	208 Anderson Street	Belton	Anderson	SC
2	SC00189	NCF: Travelers Rest	6708 State Park Road	Travelers Rest	Greenville	SC
2	TN00162	West Nashville Branch	4604 Charlotte Avenue	Nashville	Davidson	TN
10	TN00168	Madison Branch	202 Gallatin Road South	Madison	Davidson	TN
2	TN00180	Murfreesboro Road Branch	530 Murfreesboro Road	Nashville	Davidson	TN
1	TN00190	Hobbs Road Branch	2104 Hobbs Road	Nashville	Davidson	TN
4	TN00192	Lavergne Branch	5056 Murfreesboro Road	Lavergne	Rutherford	TN
10	TN00264	Brainerd Branch	3535 Brainerd Road	Chattanooga	Hamilton	TN
1	VA00160	Church Hill	2500 E. Broad St	Richmond	City of Richmond	VA
10	VA00166	Azalea	1101 Azalea Ave	Richmond	Henrico	VA
1	VA00173	Washington Street	1340 West Washington St	Petersburg	City of Petersburg	VA
10	VA00489	Boonsboro	4710 Boonsboro Road	Lynchburg	City of Lynchburg	VA
1	VA00520	Industrial Park	3351 Princess Anne Road	Norfolk	City of Norfolk	VA
10	VA00561	Cheriton	21263 Lankford Highway	Cheriton	Northampton	VA
1	VA00609	Rocky Mount Main Office	260 South Main Street	Rocky Mount	Franklin	VA